EXHIBIT 99.1

Lakeland Bancorp Reports Increased First Quarter Results

OAK RIDGE, N.J., April 28, 2014 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (Nasdaq:LBAI) reported the following positive developments for the first quarter of 2014:

  Net Income in the first quarter of 2014 was $7.2 million, or $0.20 per diluted share, as compared to the $5.1 million, or $0.17 per diluted share, reported for the same period last year. Included in the 2013 first quarter earnings was $0.6 million in pre-tax expenses related to the merger with Somerset Hills Bancorp. Exclusive of these expenses, diluted EPS for the first quarter of 2013 was $0.19 per common share.
  The Company reported strong growth in both loans and non-interest bearing demand deposits in the first quarter of 2014. Loans totaling $2.50 billion at March 31, 2014 increased by $34.3 million from December 31, 2013, including a 3% increase in commercial loans secured by real estate. Non-interest bearing demand deposits at $630.5 million increased by $29.8 million, or 5%, from year-end 2013 and represented 23% of total deposits at March 31, 2014.
  Net Interest Margin ("NIM") was 3.72%, a two basis point improvement from the fourth quarter of 2013, primarily due to the increased commercial loan demand, as well as the reduced cost of other borrowings. The yield on interest-earning assets was unchanged at 3.99% compared to the fourth quarter of 2013, while the yield on average interest-bearing liabilities decreased by two basis points to 0.36% in the first quarter of 2014 from 0.38% in the fourth quarter of 2013.
  On April 25, 2014, the Company declared a quarterly cash dividend of $0.075 per common share. The cash dividend will be paid on May 15, 2014 to holders of record as of the close of business on May 8, 2014.

Thomas J. Shara, Lakeland Bancorp's President and CEO said, "In the first quarter of 2014, we showed continued growth in both commercial real estate loans and non-interest-bearing demand deposits, primarily in the commercial sector, reflecting an improvement in the local economy in which we operate. Net Interest Margin remained stable, while total loans and total assets at $2.5 billion and $3.4 billion, respectively, are at record levels, reflecting our continued growth."

Earnings

As previously noted, the Company acquired Somerset Hills Bancorp ("Somerset Hills"), which had total assets of $355.9 million at the time of acquisition, on May 31, 2013. Accordingly, the Company's financial statements reflect the impact of the merger from the date of acquisition which should be considered when comparing the results for the first quarter of 2014 and 2013, respectively.

Net Interest Income

Net interest income for the first quarter of 2014 at $27.8 million compared to $23.9 million for the same period in 2013, an increase of 16%, reflecting an increase in interest-earning assets resulting from the Somerset Hills' merger as well as organic growth. Net interest margin at 3.72% compared to 3.71% reported in the first quarter of 2013. The Company's yield on interest-earning assets in the first quarter of 2014 was 3.99%, a decrease of twelve basis points from the same period in 2013. The cost of interest-bearing liabilities was 0.36%, a decrease of 15 basis points from the first quarter of 2013.

Noninterest income

Noninterest income, exclusive of gains on investment securities, totaled $4.1 million for the first quarter of 2014, a decrease of $0.5 million as compared to the same period in 2013. Gains on sales of securities totaled $2 thousand and $0.5 million in the first quarters of 2014 and 2013, respectively. Service charges on deposits at $2.6 million were equivalent to the total for the first quarter of 2013. Commissions and fees at $1.0 million decreased by $0.2 million, primarily due to a decrease in investment commission income. Other income was $0.4 million lower than the total for the same period last year primarily due to reductions in both loan swap income and gains on sales of residential mortgage loans.

Noninterest expense

Noninterest expense for the first quarter of 2014 was $19.7 million as compared to $17.1 million, exclusive of the $0.5 million prepayment fee on long-term debt and $0.6 million in merger related expenses, in the first quarter of 2013. Salary and benefit expense at $10.8 million increased by 9%, partially due to increased staffing due to the Somerset Hills merger. Net occupancy, furniture and equipment expenses at $4.3 million were $0.9 million higher than last year primarily due to expenses relating to the six new branches acquired in the Somerset Hills merger, as well as a $0.4 million increase in snow removal costs in the first quarter of 2014. Other expenses were $3.0 million, a $0.7 million increase from the first quarter of 2013, primarily due to a $0.3 million increase in audit fees.

Financial Condition

At March 31, 2014, total assets were $3.39 billion, an increase of $68.9 million from year-end 2013. Total loans at $2.50 billion were $34.3 million higher than at December 31, 2013, primarily due to a $43.3 million, or 3%, increase in commercial real estate loans. Total deposits at $2.74 billion increased by $27.5 million from year-end 2013, primarily due to an increase of $29.8 million in noninterest bearing demand deposits, which totaled $630.5 million at March 31, 2014.

Asset Quality

At March 31, 2014, non-performing assets totaled $22.7 million (0.67% of total assets), as compared to $17.5 million as of December 31, 2013, and $25.8 million as of March 31, 2013. Three non-performing loans totaling $3.5 million were resolved in April 2014 resulting in no additional specific reserve allocation or charge-offs. The Allowance for Loan and Lease Losses totaled $29.5 million at March 31, 2014, represented 1.18% of total loans, and was 134% of non-accruing loans. During the first quarter of 2014, the Company had net charge-offs of $1.8 million (annualized 0.29 % of average loans) compared to $2.5 million (annualized 0.47% of average loans) in the first quarter of 2013. The provision for loan and lease losses in the first quarter of 2014 was $1.5 million, compared to $3.2 million in the first quarter of 2013.

Capital

Stockholders' equity was $359.5 million, while book value and tangible book value per common share were $9.96 and $6.85, respectively, as of March 31, 2014. As of March 31, 2014, the Company's leverage ratio was 9.01%. Tier I and total risk based capital ratios were 11.76% and 13.01% respectively. These regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services, competition and the failure to realize anticipated efficiencies and synergies of the merger between Lakeland Bancorp, Inc. and Somerset Hills Bancorp. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses and gain on debt extinguishment, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

About Lakeland Bank

Lakeland Bancorp, the holding company for Lakeland Bank, has $3.4 billion in total assets with 52 offices spanning eight northern New Jersey counties: Bergen, Essex, Morris, Passaic, Somerset, Sussex, Union and Warren. Lakeland Bank is the second largest commercial bank headquartered in the state and offers an extensive array of consumer and commercial products and services, including online and mobile banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications. For more information about the full line of products and services, visit LakelandBank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the Quarter Ended
	Mar 31,	Dec 31,	Sept 30,	Jun 30,	Mar 31,
(dollars in thousands, except per share data)	2014	2013	2013	2013	2013
INCOME STATEMENT	(unaudited)
Net Interest Income	$ 27,845	$ 27,973	$ 27,487	$ 25,146	$ 23,936
Provision for Loan and Lease Losses	(1,489)	(1,687)	(1,879)	(2,594)	(3,183)
Other Noninterest Income	4,071	5,139	4,645	4,595	4,546
Gains on investment securities	2	333	--	1	505
Gain on debt extinguishment	--	--	--	1,197	--
Long-term debt prepayment fee	--	(683)	--	--	(526)
Merger related expenses	--	(7)	(744)	(1,452)	(631)
Core deposit intangible amortization	(123)	(124)	(123)	(41)	--
Other Noninterest Expense	(19,619)	(19,900)	(19,540)	(17,900)	(17,070)
Pretax Income	10,687	11,044	9,846	8,952	7,577
Tax Expense	(3,524)	(3,703)	(3,229)	(3,049)	(2,469)
Net Income Available to Common Stockholders	$ 7,163	$ 7,341	$ 6,617	$ 5,903	$ 5,108

Basic Earnings Per Common Share	$ 0.20	$ 0.20	$ 0.18	$ 0.19	$ 0.17
Diluted Earnings Per Common Share	$ 0.20	$ 0.20	$ 0.18	$ 0.19	$ 0.17
Dividends Per Common Share	$ 0.075	$ 0.075	$ 0.07	$ 0.07	$ 0.07
Dividends Paid	$ 2,705	$ 2,688	$ 2,504	$ 2,091	$ 2,081
Weighted Average Shares - Basic	35,888	35,654	35,512	31,527	29,563
Weighted Average Shares - Diluted	36,006	35,856	35,736	31,618	29,625

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.88%	0.88%	0.81%	0.79%	0.72%
Annualized Return on Average Common Equity	8.14%	8.30%	7.64%	7.76%	7.33%
Annualized Return on Tangible Common Equity (1)	11.88%	12.23%	11.39%	11.31%	10.59%
Annualized Net Interest Margin	3.72%	3.70%	3.68%	3.68%	3.71%
Efficiency ratio (1)	60.90%	59.44%	59.98%	59.70%	59.85%
Common stockholders' equity to total assets	10.62%	10.59%	10.53%	10.46%	9.76%
Tangible common equity to tangible assets (1)	7.55%	7.46%	7.36%	7.24%	6.98%
Tier 1 risk-based ratio	11.76%	11.73%	11.64%	11.53%	11.60%
Total risk-based ratio	13.01%	12.98%	12.89%	12.78%	12.85%
Tier 1 leverage ratio	9.01%	8.90%	8.84%	9.43%	8.77%
Book value per common share	$ 9.96	$ 9.74	$ 9.70	$ 9.55	$ 9.51
Tangible book value per common share (1)	$ 6.85	$ 6.63	$ 6.55	$ 6.39	$ 6.59

(1) See Supplemental Information - Non GAAP financial measures

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31,
	2014	2013
(dollars in thousands, except per share amounts)
INTEREST INCOME
Loans and fees	$26,898	$24,407
Federal funds sold and interest bearing deposits with banks	13	13
Taxable investment securities and other	2,546	1,719
Tax exempt investment securities	473	430
TOTAL INTEREST INCOME	29,930	26,569
INTEREST EXPENSE
Deposits	1,263	1,662
Federal funds purchased and securities sold under agreements to repurchase	15	9
Other borrowings	807	962
TOTAL INTEREST EXPENSE	2,085	2,633
NET INTEREST INCOME	27,845	23,936
Provision for loan and lease losses	1,489	3,183
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	26,356	20,753
NONINTEREST INCOME
Service charges on deposit accounts	2,559	2,522
Commissions and fees	1,013	1,213
Gains on sales and calls of investment securities	2	505
Income on bank owned life insurance	360	313
Other income	139	498
TOTAL NONINTEREST INCOME	4,073	5,051
NONINTEREST EXPENSE
Salaries and employee benefits	10,813	9,953
Net occupancy expense	2,617	1,974
Furniture and equipment	1,693	1,405
Stationery, supplies and postage	354	370
Marketing expense	386	288
FDIC insurance expense	501	513
Legal expense	273	242
Other real estate owned and other repossessed asset expense	15	19
Long-term debt prepayment fee	--	526
Merger related expenses	--	631
Core deposit intangible amortization	123	--
Other expenses	2,967	2,306
TOTAL NONINTEREST EXPENSE	19,742	18,227
INCOME BEFORE PROVISION FOR INCOME TAXES	10,687	7,577
Provision for income taxes	3,524	2,469
NET INCOME	$7,163	$5,108
EARNINGS PER COMMON SHARE
Basic	$0.20	$0.17
Diluted	$0.20	$0.17
DIVIDENDS PER COMMON SHARE	$0.075	$0.07

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
ASSETS	2014	2013
(dollars in thousands)	(unaudited)
Cash and due from banks	$128,307	$94,205
Federal funds sold and interest-bearing deposits due from banks	19,298	8,516
Total cash and cash equivalents	147,605	102,721

Investment securities available for sale, at fair value	429,777	431,106
Investment securities held to maturity; fair value of $95,041 in 2014 and $100,394 in 2013	95,451	101,744
Federal Home Loan Bank and other membership stocks, at cost	7,937	7,938
Loans held for sale	--	1,206
Loans:
Commercial, secured by real estate	1,486,274	1,442,980
Commercial, industrial and other	208,056	213,808
Leases	43,720	41,332
Residential mortgages	430,559	432,831
Consumer and home equity	336,017	339,338
Total loans	2,504,626	2,470,289
Net deferred costs	(1,329)	(1,273)
Allowance for loan and lease losses	(29,520)	(29,821)
Net loans	2,473,777	2,439,195
Premises and equipment, net	36,731	37,148
Accrued interest receivable	8,332	8,603
Goodwill	109,974	109,974
Other identifiable intangible assets	2,301	2,424
Bank owned life insurance	56,328	55,968
Other assets	18,507	19,764
TOTAL ASSETS	$3,386,720	$3,317,791

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$630,499	$600,652
Savings and interest-bearing transaction accounts	1,816,084	1,812,467
Time deposits under $100,000	177,284	180,859
Time deposits $100,000 and over	112,866	115,227
Total deposits	2,736,733	2,709,205
Federal funds purchased and securities sold under agreements to repurchase	115,952	81,991
Other borrowings	119,000	119,000
Subordinated debentures	41,238	41,238
Other liabilities	14,258	14,933
TOTAL LIABILITIES	3,027,181	2,966,367

STOCKHOLDERS' EQUITY
Common stock, no par value; authorized 70,000,000 shares; issued 36,106,277 shares at March 31, 2014 and 36,070,286 shares at December 31, 2013	365,304	364,637
Accumulated Deficit	(4,081)	(8,538)
Accumulated other comprehensive (loss)	(1,684)	(4,675)
TOTAL STOCKHOLDERS' EQUITY	359,539	351,424
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,386,720	$3,317,791

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the Quarter Ended
	Mar 31,	Dec 31,	Sept 30,	Jun 30,	Mar 31,
(dollars in thousands)	2014	2013	2013	2013	2013
	(unaudited)
SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$ 2,504,626	$ 2,470,289	$ 2,428,750	$ 2,447,644	$ 2,171,456
Allowance for Loan and Lease Losses	(29,520)	(29,821)	(29,757)	(29,626)	(29,623)
Investment Securities	533,165	540,788	521,229	500,204	472,479
Total Assets	3,386,720	3,317,791	3,299,300	3,262,411	2,907,969
Total Deposits	2,736,733	2,709,205	2,708,454	2,672,859	2,388,675
Short-Term Borrowings	115,952	81,991	110,525	116,627	94,315
Other Borrowings	160,238	160,238	117,548	117,548	126,548
Stockholders' Equity	359,539	351,424	347,525	341,109	283,877

Loans and Leases
Commercial real estate	$ 1,486,274	$ 1,442,980	$ 1,398,435	$ 1,394,698	$ 1,214,467
Commercial, industrial and other	208,056	213,808	214,877	234,022	211,078
Leases	43,720	41,332	37,845	33,330	28,190
Residential mortgages	430,559	432,831	437,788	445,584	412,006
Consumer and Home Equity	336,017	339,338	339,805	340,010	305,715
Total loans	$ 2,504,626	$ 2,470,289	$ 2,428,750	$ 2,447,644	$ 2,171,456

Deposits
Noninterest bearing	$ 630,499	$ 600,652	$ 623,562	$ 600,868	$ 521,045
Savings and interest-bearing transaction accounts	1,816,084	1,812,467	1,770,299	1,739,943	1,566,421
Time deposits under $100,000	177,284	180,859	190,996	194,666	184,356
Time deposits $100,000 and over	112,866	115,227	123,597	137,382	116,853
Total deposits	$ 2,736,733	$ 2,709,205	$ 2,708,454	$ 2,672,859	$ 2,388,675

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$ 2,486,990	$ 2,427,505	$ 2,435,658	$ 2,264,713	$ 2,136,254
Investment Securities	541,721	535,210	506,263	470,018	475,823
Interest-Earning Assets	3,061,555	3,023,256	2,987,408	2,765,229	2,642,662
Total Assets	3,312,709	3,291,865	3,243,997	3,001,360	2,868,011
Non Interest-Bearing Demand Deposits	618,944	638,016	620,499	542,976	502,214
Savings Deposits	385,007	382,062	374,141	369,703	357,709
Interest-Bearing Transaction Accounts	1,440,770	1,450,055	1,403,227	1,284,233	1,226,112
Time Deposits	293,225	301,640	322,371	311,230	302,159
Total Deposits	2,737,946	2,771,773	2,720,238	2,508,142	2,388,194
Short-Term Borrowings	56,602	36,928	47,702	48,652	49,641
Other Borrowings	145,580	117,353	117,559	125,268	133,449
Total Interest-Bearing Liabilities	2,321,184	2,288,039	2,265,000	2,139,086	2,069,069
Stockholders' Equity	356,951	351,067	343,482	304,950	282,796

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the Quarter Ended
	Mar 31,	Dec 31,	Sept 30,	Jun 30,	Mar 31,
(dollars in thousands)	2014	2013	2013	2013	2013
	(unaudited)
AVERAGE ANNUALIZED YIELDS (taxable equivalent basis)
Assets:
Loans and leases	4.39%	4.45%	4.45%	4.49%	4.63%
Taxable investment securities and other	2.19%	2.12%	1.87%	1.82%	1.70%
Tax-exempt securities	3.80%	3.83%	3.74%	3.67%	3.71%
Federal funds sold and interest-bearing cash accounts	0.16%	0.24%	0.24%	0.22%	0.17%
Total interest-earning assets	3.99%	3.99%	4.00%	4.04%	4.11%
Liabilities:
Savings accounts	0.05%	0.05%	0.05%	0.06%	0.07%
Interest-bearing transaction accounts	0.23%	0.23%	0.27%	0.30%	0.32%
Time deposits	0.56%	0.60%	0.64%	0.70%	0.81%
Borrowings	1.63%	2.13%	2.06%	2.13%	2.12%
Total interest-bearing liabilities	0.36%	0.38%	0.42%	0.47%	0.51%
Net interest spread (taxable equivalent basis)	3.63%	3.61%	3.58%	3.58%	3.60%
Annualized Net Interest Margin (taxable equivalent basis)	3.72%	3.70%	3.68%	3.68%	3.71%
Annualized Cost of Deposits	0.19%	0.19%	0.22%	0.25%	0.28%

ASSET QUALITY DATA
Allowance for Loan and Lease Losses
Balance at beginning of period	$ 29,821	$ 29,757	$ 29,626	$ 29,623	$ 28,931
Provision for loan losses	1,489	1,687	1,879	2,594	3,183
Net Charge-offs	(1,790)	(1,623)	(1,748)	(2,591)	(2,491)
Balance at end of period	$ 29,520	$ 29,821	$ 29,757	$ 29,626	$ 29,623

Net Loan Charge-offs (Recoveries)
Commercial real estate	$ 1,613	$ 928	$ 749	$ 1,778	$ 1,350
Commercial, industrial and other	(578)	100	367	450	147
Leases	39	(2)	21	42	24
Home equity and consumer	567	244	494	196	406
Real estate - mortgage	149	353	117	125	564
Net charge-offs	$ 1,790	$ 1,623	$ 1,748	$ 2,591	$ 2,491

Nonperforming Assets
Commercial real estate	$ 12,279	$ 8,528	$ 7,506	$ 9,209	$ 12,522
Commercial, industrial and other	246	88	184	797	1,203
Leases	143	--	--	--	--
Home equity and consumer	2,431	2,175	2,819	2,921	2,838
Real estate - mortgage	6,875	6,141	5,996	6,840	8,481
Total non-accruing loans	21,974	16,932	16,505	19,767	25,044
Property acquired through foreclosure or repossession	698	520	2,154	337	715
Total non-performing assets	$ 22,672	$ 17,452	$ 18,659	$ 20,104	$ 25,759

Loans past due 90 days or more	$ 451	$ 1,997	$ 2,484	$ 1,620	$ 1,752
Loans restructured and still accruing	$ 6,086	$ 10,289	$ 13,241	$ 12,538	$ 9,012

Ratio of allowance for loan and lease losses to total loans	1.18%	1.21%	1.23%	1.21%	1.36%
Non-performing loans to total loans	0.88%	0.69%	0.68%	0.81%	1.15%
Non-performing assets to total assets	0.67%	0.53%	0.57%	0.62%	0.89%
Annualized net charge-offs to average loans	0.29%	0.27%	0.29%	0.46%	0.47%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	At or for the Quarter Ended,
	Mar 31,	Dec 31,	Sept 30,	Jun 30,	Mar 31,
(dollars in thousands, except per share amounts)	2014	2013	2013	2013	2013
Calculation of tangible book value per common share
Total common stockholders' equity at end of period - GAAP	$ 359,539	$ 351,424	$ 347,525	$ 341,109	$ 283,877
Less:
Goodwill	109,974	109,974	110,381	110,381	87,111
Other identifiable intangible assets, net	2,301	2,424	2,548	2,671	--
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 247,264	$ 239,026	$ 234,596	$ 228,057	$ 196,766

Shares outstanding at end of period	36,106	36,070	35,823	35,701	29,859

Book value per share - GAAP	$ 9.96	$ 9.74	$ 9.70	$ 9.55	$ 9.51

Tangible book value per share - Non-GAAP	$ 6.85	$ 6.63	$ 6.55	$ 6.39	$ 6.59

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 247,264	$ 239,026	$ 234,596	$ 228,057	$ 196,766

Total assets at end of period	$ 3,386,720	$ 3,317,791	$ 3,299,300	$ 3,262,411	$ 2,907,969
Less:
Goodwill	109,974	109,974	110,381	110,381	87,111
Other identifiable intangible assets, net	2,301	2,424	2,548	2,671	--
Total tangible assets at end of period - Non-GAAP	$ 3,274,445	$ 3,205,393	$ 3,186,371	$ 3,149,359	$ 2,820,858

Common equity to assets - GAAP	10.62%	10.59%	10.53%	10.46%	9.76%

Tangible common equity to tangible assets - Non-GAAP	7.55%	7.46%	7.36%	7.24%	6.98%

Calculation of return on average tangible common equity
Net income - GAAP	$ 7,163	$ 7,341	$ 6,617	$ 5,903	$ 5,108

Total average common stockholders' equity	356,951	351,067	343,482	304,950	282,796
Less:
Average goodwill	109,974	110,376	110,381	94,783	87,111
Average other identifiable intangible assets, net	2,379	2,496	2,624	894	--
Total average tangible common stockholders' equity - Non - GAAP	$ 244,598	$ 238,195	$ 230,477	$ 209,273	$ 195,685

Return on average common stockholders' equity - GAAP	8.14%	8.30%	7.64%	7.76%	7.33%

Return on average tangible common stockholders' equity - Non-GAAP	11.88%	12.23%	11.39%	11.31%	10.59%

Calculation of efficiency ratio
Total non-interest expense	$ 19,742	$ 20,714	$ 20,407	$ 19,393	$ 18,227
Less:
Amortization of core deposit intangibles	(123)	(124)	(123)	(41)	--
Other real estate owned and other repossessed asset (expense) income	(15)	(9)	2	2	(19)
Long-term debt prepayment fee	--	(683)	--	--	(526)
Merger related expenses	--	(7)	(744)	(1,452)	(631)
Provision for unfunded lending commitments, net	(11)	(63)	(121)	(6)	135
Non-interest expense, as adjusted	$ 19,593	$ 19,828	$ 19,421	$ 17,896	$ 17,186

Net interest income	$ 27,845	$ 27,973	$ 27,487	$ 25,146	$ 23,936
Total noninterest income	4,073	5,472	4,645	5,793	5,051
Total revenue	31,918	33,445	32,132	30,939	28,987
Plus: Tax-equivalent adjustment on municipal securities	255	248	248	237	232
Less:
Gains on debt extinguishment	--	--	--	(1,197)	--
Gains on sales investment securities	(2)	(333)	--	(1)	(505)
Total revenue, as adjusted	$ 32,171	$ 33,360	$ 32,380	$ 29,978	$ 28,714

Efficiency ratio - Non-GAAP	60.90%	59.44%	59.98%	59.70%	59.85%
CONTACT: Thomas J. Shara
         President & CEO

         Joseph F. Hurley
         EVP & CFO
         973-697-2000